Filed Pursuant to 497 (d)
                         Registration File No.: 333-91103

                      PROSPECTUS SUPPLEMENT
                      DATED SEPTEMBER 5, 2000

This prospectus supplement dated September 5, 2000 modifies The prospectus for the PaineWebber Equity Trust, Growth Stock Series 25 ("Bulking Up - Merger and Acquisition Activity to Remain Strong") dated March 23, 2000 (referred to herein as the "Trust").

Verio Inc., the issuer of one of the equity securities held by the Trust, has been acquired by NTT Communications Corporation. Due to the acquisition, the Trust has received cash in exchange for all of its Verio Inc. shares. The Trustee will pay all of the cash proceeds as a principal distribution to Unitholders of record as of September 8, 2000.